[GRAPHIC OMITTED]
                                                               EXHIBIT 99.1
News Release


                                  FOR ADDITIONAL INFORMATION:
                                  Media Relations:       Investor Relations:
                                  Jim Vitak              Daragh Porter
                                  (614) 790-3715         (859) 815-3825
                                  jevitak@ashland.com    dlporter@ashland.com

                                  FOR IMMEDIATE RELEASE:
                                  June 16, 2005

ASHLAND INC. ANNOUNCES RECEIPT OF CONSENTS FROM NOTEHOLDERS, SATISFACTION OF A CLOSING CONDITION TO THE MAP TRANSACTION AND EXPIRATION OF THE CONSENT PAYMENT DEADLINE FOR ALL NOTEHOLDERS

COVINGTON, Ky.- Ashland Inc. (NYSE: ASH) ("Ashland") announced today that as of 5:00 p.m., New York time on June 15, 2005, it has received irrevocable consents to proposed amendments in respect of series of notes representing approximately 98.7% of the aggregate principal amount of debt issued and outstanding as of May 31, 2005, under the Indenture relating to such notes (with consent of 66 2/3% of the aggregate principal amount of a series of notes constituting the consent for the entire series of notes and the consent of less than 66 2/3% of any series of notes not being considered the consent of any debt of that series of notes), as further described in Ashland's Offer to Purchase and Consent Solicitation Statement and related Letter of Transmittal and Consent dated June 1, 2005 (the "Offer to Purchase"). Receipt of such consents satisfies a condition to Ashland's obligation to proceed with the series of transactions that, among other things, effect the transfer of its interest in Marathon Ashland Petroleum LLC ("MAP") to a wholly owned subsidiary of Marathon Oil Corporation. The aggregate principal amount of such notes as of May 31, 2005, was $1,149.1 million.
         As of 5:00 p.m., New York time, on June 15, 2005, holders of at least 66 2/3% of the aggregate principal amount of each of the following series of Ashland's outstanding notes (having the CUSIP Nos. specified in the table below under the caption "Consenting Notes"): 6.625% Senior Notes, 8.80% Debentures, Series E Medium-Term Notes, Series F Medium-Term Notes, Series G Medium-Term Notes, 6.86% Series H Medium-Term Notes and 7.83% Series J Medium-Term Notes (collectively, the "Consenting Notes") have tendered their Consenting Notes and delivered their consents to eliminate or modify substantially all of the restrictive covenants, certain events of default and certain additional covenants and rights in the Consenting Notes and the Indenture related to each series of Consenting Notes (the "Proposed Amendments") in accordance with the terms and subject to the conditions of the Offer to Purchase. For this purpose, all of the Consenting Notes outstanding in a series are treated as part of a single series.

ASHLAND INC. ANNOUNCES RECEIPT OF CONSENTS FROM NOTEHOLDERS, SATISFACTION OF A CLOSING CONDITION TO THE MAP TRANSACTION AND EXPIRATION OF THE CONSENT PAYMENT DEADLINE FOR ALL NOTEHOLDERS -2


         As a result, Ashland has received the requisite consents to execute a supplemental indenture to the Indenture related to each series of the Consenting Notes (the "First Supplemental Indenture"), which sets forth the Proposed Amendments. Following the receipt of such consents, Ashland executed the First Supplemental Indenture which has become effective. Pursuant to the First Supplemental Indenture, the Proposed Amendments will become effective upon delivery by Ashland to the trustee of a notice specifying the effective time, subject to Ashland's prior or subsequent acceptance of the Consenting Notes validly tendered by such holders pursuant to the applicable tender offer described in the Offer to Purchase.
          Ashland also announced that as of 5:00 p.m. New York time, on June 15, 2005, consents were not received in respect of series of notes having an aggregate principal amount of $15 million. As of such time, holders of less than 66 2/3% of the aggregate principal amount of the 9.35% Series B Medium-Term Notes and the 9.20% Series D Medium-Term Notes (having the CUSIP Nos. specified in the table below under the caption "Non-Consenting Notes") (the "Non-Consenting Notes" and, together with the Consenting Notes, the "Notes") have tendered their Non-Consenting Notes and delivered their consents to the Proposed Amendments in accordance with the terms and subject to the conditions of Ashland's Offer to Purchase.
          Ashland has not extended the consent payment deadline in respect of any Notes. Accordingly, if a holder of Notes tendered or tenders its Notes pursuant to the applicable tender offer after 5:00 p.m., New York time, on June 15, 2005, and the applicable tender offer is consummated, it will not receive the consent payment, which is $20 per $1,000 of the principal amount of Consenting Notes validly tendered and accepted, even if the Proposed Amendments become effective.
          The tender offers and consent solicitations are being made on the terms and subject to the conditions set forth in the Offer to Purchase. Each of the tender offers will expire at 5:00 p.m., New York time, on June 29, 2005, unless extended at the sole discretion of Ashland (such date and time, as it may be extended, the "Expiration Date"). Notes tendered may not be withdrawn, and consents given may not be revoked, unless the applicable tender offer is terminated without any Notes being purchased.
          Ashland will pay for Notes it accepts for purchase promptly following the Expiration Date of the applicable tender offer (each such date, the "Settlement Date"). In addition, Ashland will pay accrued and unpaid interest on tendered and accepted Notes up to, but not including, the Settlement Date.
         This news release is neither an offer to purchase nor a solicitation of an offer to sell the Notes. The tender offers and consent solicitations are being made only by the Offer to Purchase.

ASHLAND INC. ANNOUNCES RECEIPT OF CONSENTS FROM NOTEHOLDERS, SATISFACTION OF A CLOSING CONDITION TO THE MAP TRANSACTION AND EXPIRATION OF THE CONSENT PAYMENT DEADLINE FOR ALL NOTEHOLDERS -3

         Credit Suisse First Boston LLC is the exclusive Dealer Manager and Solicitation Agent for the tender offers and consent solicitations.
Requests for documents may be directed to Georgeson Shareholder Communications Inc., the Information Agent, by telephone at (888) 264-7028 (toll-free) or (212) 440-9800, or in writing at 17 State Street - 10th Floor, New York, N.Y., 10004, Attention: Patrick McHugh. Questions regarding the tender offers or the consent solicitations may be directed to Credit Suisse First Boston LLC at (800) 820-1653 (toll-free) or (212) 325-3784 (collect), or in writing at Eleven Madison Avenue, New York, N.Y., 10010, Attention: Liability Management Group.

ABOUT ASHLAND INC.
         Ashland Inc. (NYSE: ASH) is a Fortune 500 transportation construction, chemicals and petroleum company providing products, services and customer solutions throughout the world. To learn more about Ashland Inc., visit www.ashland.com.

FORWARD-LOOKING STATEMENTS
This news release contains forward-looking statements within the meaning of
Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements include those that refer to Ashland's expectations about the MAP transaction. Although Ashland believes its expectations are based on reasonable assumptions, it cannot assure the expectations reflected herein will be achieved. The risks, uncertainties, and assumptions include the possibility that Ashland will be unable to fully realize the benefits anticipated from the MAP transaction; the possibility the transaction may not close including as a result of failure of Ashland to obtain the approval of its shareholders and other risks that are described from time to time in the Securities and Exchange Commission
(SEC) reports of Ashland, ATB Holdings Inc. and New EXM Inc. Other factors and risks affecting Ashland are contained in Ashland's Form 10-K, as amended, for the fiscal year ended Sept. 30, 2004, filed with the SEC and available on Ashland's Investor Relations website at www.ashland.com/investors or the SEC's website at www.sec.gov. Ashland undertakes no obligation to subsequently update or revise the forward-looking statements made in this news release to reflect events or circumstances after the date of this news release.

ADDITIONAL INFORMATION ABOUT THE MAP TRANSACTION
The registration statement containing the proxy statement/prospectus relating to the transaction was declared effective by the SEC on May 20, 2005. The definitive proxy statement/prospectus relating to the transaction was filed with the SEC on May 25, 2005 and was mailed on May 27, 2005 to shareholders of record as of May 12, 2005. Investors and security holders are urged to read those documents and any other relevant documents filed or that will be filed with the SEC as they become available, because they contain, or will contain, important information. Security holders may obtain a free copy of the definitive proxy statement/prospectus and other documents filed with the SEC by Ashland, ATB Holdings and New EXM at the SEC's website at www.sec.gov. The definitive proxy statement/prospectus and other documents filed with the SEC by Ashland, ATB Holdings and New EXM may also be obtained for free in the SEC filings section on Ashland's Investor Relations website at www.ashland.com/investors, or by directing a request to Ashland at 50 E. RiverCenter Blvd., Covington, KY 41012. The respective directors and executive officers of Ashland and other persons may be deemed to be participants in solicitation of proxies in respect of the proposed transaction. Information regarding Ashland's directors and executive officers is available in its proxy statement filed with the SEC by Ashland on December 14, 2004. Investors may obtain information regarding the interests of participants in the solicitation of proxies in connection with

ASHLAND INC. ANNOUNCES RECEIPT OF CONSENTS FROM NOTEHOLDERS, SATISFACTION OF A CLOSING CONDITION TO THE MAP TRANSACTION AND EXPIRATION OF THE CONSENT PAYMENT DEADLINE FOR ALL NOTEHOLDERS -4


the transaction referenced in the foregoing information by reading the definitive proxy statement/prospectus.

ASHLAND INC. ANNOUNCES RECEIPT OF CONSENTS FROM NOTEHOLDERS, SATISFACTION OF A CLOSING CONDITION TO THE MAP TRANSACTION AND EXPIRATION OF THE CONSENT PAYMENT DEADLINE FOR ALL NOTEHOLDERS -5


                              CONSENTING NOTES

      SERIES               TITLE OF SECURITIES                CUSIP
-------------------  ------------------------------------   ------------

6.625% Senior Notes  6.625% Senior Notes due                044204AC9
                     February 15, 2008

8.800% Debentures    8.800% Debentures due                  044540AH5
                     November 15, 2012

Series E Notes

                     7.000% Medium-Term Notes due           04454CCX2
                     July 30, 2008

                     8.880% Medium-Term Notes due           04454CBU9
                     December 27, 2011

                     8.700% Medium-Term Notes due           04454CBV7
                     December 30, 2011

                     8.620% Medium-Term Notes due           04454CBW5
                     January 16, 2012

                     8.990% Medium-Term Notes due           04454CCH7
                     April 13, 2012

                     8.960% Medium-Term Notes due           04454CCJ3
                     April 25, 2012

                     8.250% Medium-Term Notes due           04454CCU8
                     February 12, 2013

                     9.080% Medium-Term Notes due           04454CCG9
                     March 31, 2013

                     7.720% Medium-Term Notes due           04454CCW4
                     July 15, 2013

                     7.730% Medium-Term Notes due           04454CCV6
                     July 15, 2013

                     7.650% Medium-Term Notes due           04454CCZ7
                     August 5, 2013

                     7.750% Medium-Term Notes due           04454CCY0
                     August 6, 2018

                     8.810% Medium-Term Notes due           04454CCM6
                     June 3, 2022

ASHLAND INC. ANNOUNCES RECEIPT OF CONSENTS FROM NOTEHOLDERS, SATISFACTION OF A CLOSING CONDITION TO THE MAP TRANSACTION AND EXPIRATION OF THE CONSENT PAYMENT DEADLINE FOR ALL NOTEHOLDERS -6


      SERIES               TITLE OF SECURITIES                CUSIP
-------------------  ------------------------------------   ------------

                     8.780% Medium-Term Notes due           04454CCN4
                     June 10, 2022

                     7.150% Medium-Term Notes due           04454CDC7
                     September 20, 2023

Series F Notes

                     7.900% Medium-Term Notes due           04454CDG8
                     August 5, 2006

                     7.790% Medium-Term Notes due           04454CDH6
                     August 9, 2006

                     8.430% Medium-Term Notes due           04454CDJ2
                     October 18, 2006

                     8.230% Medium-Term Notes due           04420QAF3
                     February 26, 2007

                     7.860% Medium-Term Notes due           04420QAJ5
                     March 23, 2007

                     8.625% Medium-Term Notes due           04420QAC0
                     February 10, 2015

                     8.380% Medium-Term Notes due           04420QAK2
                     April 1, 2015

                     8.630% Medium-Term Notes due           04420QAE6
                     February 21, 2025

Series G Notes

                     7.100% Medium-Term Notes due           04420QAZ9
                     October 10, 2005

                     7.220% Medium-Term Notes due           04420QAT3
                     August 9, 2006

                     7.400% Medium-Term Notes due           04420QAV8
                     September 19, 2006

                     7.280% Medium-Term Notes due           04420QAW6
                     October 4, 2006

                     7.250% Medium-Term Notes due           04420QAX4
                     October 9, 2006

ASHLAND INC. ANNOUNCES RECEIPT OF CONSENTS FROM NOTEHOLDERS, SATISFACTION OF A CLOSING CONDITION TO THE MAP TRANSACTION AND EXPIRATION OF THE CONSENT PAYMENT DEADLINE FOR ALL NOTEHOLDERS -7


      SERIES               TITLE OF SECURITIES                CUSIP
-------------------  ------------------------------------   ------------

                     7.160% Medium-Term Notes due           04420QAY2
                     October 9, 2006

                     6.990% Medium-Term Notes due           04420QBB1
                     November 6, 2006

                     6.900% Medium-Term Notes due           04420QBC9
                     November 14, 2006

                     7.710% Medium-Term Notes due           04420QAN6
                     May 11, 2007

                     7.200% Medium-Term Notes due           04420QBA3
                     October 15, 2007

                     7.560% Medium-Term Notes due           04420QAS5
                     August 9, 2016

                     7.780% Medium-Term Notes due           04420QAU0
                     September 19, 2016

Series H Notes       6.860% Medium-Term Notes due           04420QBD7
                     May 1, 2009

Series J Notes       7.830% Medium-Term Notes due           04420QBJ4
                     August 15, 2005





                            NON-CONSENTING NOTES

      SERIES            TITLE OF SECURITIES           CUSIP
-------------------  -----------------------------  ------------

Series B Notes       9.350% Medium-Term Notes       04454CAJ5
                     due January 24, 2019

Series D Notes       9.200% Medium-Term Notes       04454CBF2
                     due April 24, 2006